Exhibit 10.1

EXECUTION COUNTERPART

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of May 7, 2007 among EDISON MISSION ENERGY, the Lenders executing this Amendment No. 1 on the signature pages hereto, the Issuing Lenders executing this Amendment No. 1 on the signature pages hereto and CITICORP NORTH AMERICA, INC., in its capacity as Administrative Agent under the Credit Agreement referred to below.

Edison Mission Energy, the lenders party thereto, the issuing lenders party thereto and Citicorp North America, Inc., as Administrative Agent, are parties to a Credit Agreement dated as of June 15, 2006 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $500,000,000.

The Borrower, the Issuing Lenders party hereto and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment No. 1, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.        Definitions.           Section 1.1 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.1) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.1):

“Amendment No. 1” means Amendment No. 1 dated as of May 7, 2007 among the Borrower, the Lenders, the Issuing Lenders and the Administrative Agent.

“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.2.5 or Section 3.1, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.11.1 or (c) increased from time to time pursuant to Section 2.2.6.  The amount of each Lender’s Commitment as of the effective date of Amendment No. 1 (after giving effect to Amendment No. 1) is set forth on Schedule 1 to Amendment No. 1, or in the Assignment Agreement pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Amount” means, as of the effective date of Amendment No. 1 after giving effect to Amendment No. 1, $600,000,000, as the same may be reduced from time to time in accordance with Section 2.2.5 or Section 3.1 or increased from time to time in accordance with Section 2.2.6.

“Commitment Increase” has the meaning set forth in Section 2.2.6(a).

“Commitment Increase Date” has the meaning set forth in Section 2.2.6(a).

“Increasing Lender” has the meaning set forth in Section 2.2.6(a).

“Initial Commitment Increase” has the meaning set forth in Section 2.2.6(c).

2.03.        Increase of Total Commitment Amount.  Article II  of the Credit Agreement is hereby amended by adding new Section 2.2.6 as follows:

SECTION 2.2.6  Increase of Total Commitment Amount.

(a)  Requests for Commitment Increase.  The Borrower may, at any time, propose that the Commitment Amount be increased (each such proposed increase being a “Commitment Increase”) by having an existing Lender agree to increase its then existing Commitment (each an “Increasing Lender”) and/or (after all existing Lenders have been offered an opportunity to increase their then existing Commitments by the Borrower and have not agreed to so increase their then-existing Commitments in an aggregate amount equal to or exceeding the proposed Commitment Increase by the Commitment Date (as defined below)) by adding as a new Lender hereunder any Person which shall agree to provide a Commitment hereunder (each an “Assuming Lender”), in each case with the consent of Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) and each Issuing Lender, by notice to Administrative Agent specifying the amount of the relevant Commitment Increase, the Lender or Lenders providing for such Commitment

Increase, the date by which the Lenders wishing to participate in such requested Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”) and the date on which such increase is to be effective (the “Commitment Increase Date”), which, except in the case of the Initial Commitment Increase (as defined below), shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to the Maturity Date; provided that:

(A)  except in the case of the Initial Commitment Increase, the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

(B)  the Total Commitments shall be increased at any time in an aggregate minimum amount of $25,000,000;

(C)  any Commitment Increase, when taken together with (1) the Commitment Amount as of related Commitment Increase Date before giving effect to such Commitment Increase and (2) all other secured Indebtedness of the Borrower as of the related Commitment Increase Date, does not exceed the amount of secured Indebtedness permitted in accordance with Section 7.2.1(a);

(D)  no Default or Event of Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase; and

(E)  each representation and warranty set forth in Article VI shall be true and correct as if made on and as of the date of the Commitment Increase Date, before and after giving effect thereto and the application of the proceeds therefrom, unless such representation or warranty relates solely to another time, in which event such representation or warranty shall be true and correct as of such other time.

No Lender shall be obligated to become an Increasing Lender hereunder.

(b)  Effectiveness of Commitment Increase.  Except with respect to the Initial Increase, each Commitment Increase (and the increase of the Commitment of each Increasing Lender and/or the new Commitment of each Assuming Lender, as applicable, resulting therefrom) shall become effective as of the relevant Commitment Increase Date upon receipt by Administrative Agent, on or prior to 9:00 a.m., New York City time, on such Commitment Increase Date, of (A) a certificate of a duly authorized officer of the Borrower stating that the conditions with respect to such Commitment Increase under this paragraph (b) have been satisfied and (B) an agreement, in form and substance satisfactory to the Borrower and Administrative Agent, pursuant to which, effective as of such Commitment Increase Date, the Commitment of each such Increasing Lender shall be increased or each such Assuming Lender, as applicable, shall undertake a Commitment, duly executed by such Increasing Lender or Assuming Lender, as the case may be, and the Borrower and acknowledged by Administrative Agent.  Except with respect to the Initial Commitment Increase, upon Administrative Agent’s receipt of a fully executed agreement from each Increasing Lender and/or Assuming Lender referred to in clause (B) above, together with the certificate referred to in clause (A) above, Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the relevant Commitment Increase to the Borrower and the Lenders (including, if applicable, each Assuming Lender).  Except with respect to the Initial Commitment Increase, if any Loans shall be outstanding on the Commitment Increase Date for any Commitment Increase, the Borrower shall borrow from each of the Increasing Lenders and the Assuming Lenders, and the Increasing Lenders and the Assuming Lenders shall have made Loans to the Borrower (in the case of Eurodollar Rate Loans, with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s)), and (notwithstanding the provisions of Section 4.8 of the Credit Agreement requiring that borrowings and prepayments be made pro rata) the Borrower shall prepay Loans held by the other Lenders in such amounts as may be necessary, together with any amounts payable under Section 4.5 of the Credit Agreement as a result of such prepayment, so that after giving effect to such Loans and prepayments, the Loans (and Interest Period(s) of Eurodollar Rate Loan(s)) shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments (as modified by such Commitment Increase).  Except with respect to the Initial Commitment Increase, in the event that Lenders shall have LC Exposure on any Commitment Increase Date, the Increasing Lenders and the Assuming Lenders shall make payments (to the extent of unreimbursed LC Disbursements outstanding on such Commitment Increase Date) to the other Lenders (through the Administrative Agent), notwithstanding the provisions of Section 4.8 of the Credit Agreement requiring that such payments be made pro rata, such that after giving effect to such payments (and to the borrowings and prepayments referred to in the preceding sentence), the LC Exposure of each Lender shall equal such Lender’s Percentage (as modified by such Commitment Increase) of the total LC Exposure on such Commitment Increase Date.

(c)  The Initial Commitment Increase.  On the effective date of Amendment No. 1,

(i) the Administrative Agent and the Issuing Lenders hereby consents to the Lenders listed on Schedule 1 hereto to the extent that the same are Increasing Lenders or Assuming Lenders;

(ii) each Assuming Lender listed on Schedule 1 hereto (A) acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis; (B) agrees that it will, independently and without reliance upon the Administrative Agent, the Issuing Lenders, the Borrower or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (C) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement or the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (D) further confirms and agrees that in becoming a Lender and in making its Commitments under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent; (E) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto with a Commitment as set forth on Schedule 1 hereto; and (F) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto;

 (iii) a Commitment Increase in the aggregate principal amount of $100,000,000 (the “Initial Commitment Increase”) shall become effective; and

(iv) the Commitment of each Lender shall be adjusted and shall be set forth in Schedule 1 to Amendment No. 1 and the Administrative Agent shall record any pertinent related information with respect to the Lenders in the Register.

2.04.        Secured Indebtedness of EME.  Section 7.2.1(a)  of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)  The Borrower will not create, incur, assume or suffer to exist any secured Indebtedness other than (i) Capitalized Lease Liabilities, (ii) other secured Indebtedness of any kind whatsoever existing on the Effective Date, (iii) Non-Recourse Debt with respect to which the Borrower has pledged the stock of a Subsidiary in order to secure initial project financing (or a refinancing of such initial project financing) obtained or being obtained after the Effective Date hereof by such Subsidiary (or the Partnership in which such Subsidiary is a partner), (iv) other secured Indebtedness provided that (when taken together with liens relating to this Agreement) such liens do not exceed 15% of Consolidated Net Tangible Assets or (v) Permitted Guarantees.

2.05.        Indebtedness of Collateral Parties.  Section 7.2.1(b)  of the Credit Agreement is hereby amended by deleting “and” at the end of subclause (iv) thereof and inserting after subclause (v) thereof “and” and the following new subclause (vi):

(vi)  without in any way limiting the generality of the following proviso, Indebtedness of Midwest incurred in connection with trading and hedging activities of Midwest as described in, and to the extent permitted by, the documentation governing each Financing of Midwest as in effect from time to time;

2.06.        Liens.  Section 7.2.2  of the Credit Agreement is hereby amended by deleting “and” at the end of clause (f) thereof and inserting after clause (g) thereof “and” and the following new clause (h):

(h)  without in any way limiting the generality of the following proviso, Liens on the property of Midwest to secure trading and hedging activities of Midwest as described in, and to the extent permitted by, the documentation governing each Financing of Midwest as in effect from time to time;

2.07.        Collateral.  Section 9.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 9.10  Collateral.  Except as otherwise provided in Section 10.1(a) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents to which it is a party; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Borrower Security Agreement) release any Collateral or otherwise terminate any Lien under the Borrower Security Agreement, agree to additional obligations (other than obligations relating to Commitment Increases) being secured by the Collateral (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by the Borrower Security Agreement, in which event the Administrative Agent may consent to such junior Lien, provided that it obtains the consent of the Required Lenders thereto), alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Borrower Security Agreement, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

2.08.        Maximum Issuing Lender Amount.  Schedule 1.1(c) of the Credit Agreement is hereby amended by deleting “$250,000,000” set forth under the heading “Maximum Issuing Lender Amount” thereon and inserting “$150,000,000” in place thereof.

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders, each Issuing Lender and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article VI of the Credit Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon satisfaction of the following conditions:

(a)           Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower, each Issuing Lender party to the Credit Agreement and each Lender party to the Credit Agreement.

(b)           Secretary’s Certificate.  The Administrative Agent shall have received from the Borrower a certificate dated the Effective Date of its Secretary, Assistant Secretary or Authorized Representative as to:

(i)  resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment No. 1;

(ii) the incumbency and signatures of those of its officers and representatives authorized to act with respect to this Amendment No. 1; and

(iii)  its Organic Documents.

The Administrative Agent, each Issuing Lender and each Lender may conclusively rely upon such certificate until it shall have received a further certificate of the Secretary, Assistant Secretary or other Authorized Representative of the Borrower canceling or amending such prior certificate.

(c)           Legal Opinions.  The Administrative Agent shall have received opinions, dated the Effective Date and addressed to the Administrative Agent, each Issuing Lender and the Lenders, from Skadden, Arps, Slate, Meagher & Flom LLP and internal counsel to the Borrower reasonably acceptable to the Administrative Agent, substantially in the form of Exhibits A-1 and A-2 hereto and given upon the express instruction of the Borrower.

(d)           Adjustment of Commitments, Etc.  If any Loans shall be outstanding on the Commitment Increase Date for the Initial Commitment Increase (as defined in Section 2.03 of this Amendment No. 1), the Borrower shall have borrowed from each of the Increasing Lenders and the Assuming Lenders, and the Increasing Lenders and the Assuming Lenders shall have made Loans to the Borrower (in the case of Eurodollar Rate Loans, with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s)), and (notwithstanding the provisions of Section 4.8 of the Credit Agreement requiring that borrowings and prepayments be made pro rata) the Borrower shall have prepaid Loans held by the other Lenders in such amounts as may be necessary, together with any amounts payable under Section 4.5 of the Credit Agreement as a result of such prepayment, so that after giving effect to such Loans and prepayments, the Loans (and Interest Period(s) of Eurodollar Rate Loan(s)) shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments (as modified by such Commitment Increase).  In the event that Lenders shall have LC Exposure on the Commitment Increase Date for the Initial Commitment Increase, the Increasing Lenders and the Assuming Lenders shall make payments (to the extent of unreimbursed LC Disbursements outstanding on such Commitment Increase Date) to the other Lenders (through the Administrative Agent), notwithstanding the provisions of Section 4.8 of the Credit Agreement requiring that such payments be made pro rata, such that after giving effect to such payments (and to the borrowings and prepayments referred to in the preceding sentence), the LC Exposure of each Lender shall equal such Lender’s Percentage (as modified by such Commitment Increase) of the total LC Exposure on such Commitment Increase Date.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

EDISON MISSION ENERGY

By:	/s/ Steven D. Eisenberg
Name: Steven D. Eisenberg
Title: Vice President

LENDERS

CITICORP NORTH AMERICA, INC.

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Vice President

CITY NATIONAL BANK

By:	/s/ Aaron Cohen
	Name:	Aaron Cohen
	Title:	Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH

By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas Casey
	Name:	Thomas Casey
	Title:	Vice President

KBC BANK, N.V.

By:	/s/ Thomas G. Jackson
	Name:	Thomas G. Jackson
	Title:	First Vice President

By:	/s/ Robert Snauffer
	Name:	Robert Snauffer
	Title:	First Vice President

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Carol J. E. Feeley
	Name:	Carol J. E. Feeley
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Michael Canavan
	Name:	Michael Canavan
	Title:	Senior Vice President

SCOTIABANK INC.

By:	/s/ William E. Zarrett
	Name:	William E. Zarrett
	Title:	Managing Director

SOCIÉTÉ GÉNÉRALE

By:	/s/ Effie Han
	Name:	Effie Han
	Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Orsa
	Name:	Irja R. Orsa
	Title:	Associate Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kevin M. Zitar
	Name:	Kevin M. Zitar
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Peta Swidler
	Name:	Peta Swidler
	Title:	Senior Vice President

ISSUING LENDERS

CITICORP NORTH AMERICA, INC. as an Issuing Lender

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Vice President

ADMINISTRATIVE AGENT

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Vice President

SCHEDULE 1
to Amendment No. 1

COMMITMENTS

Name of Lender	Commitment
Citicorp North America, Inc.	$81,250,000.00
Credit Suisse, Cayman Islands Branch	$66,250,000.00
JPMorgan Chase Bank, N.A.	$66,250,000.00
Merrill Lynch Capital Corporation	$66,250,000.00
Union Bank of California, N.A.	$56,250,000.00
Goldman Sachs Credit Partners L.P.	$36,250,000.00
Deutsche Bank Trust Company Americas	$36,250,000.00
Lehman Commercial Paper Inc.	$36,250,000.00
The Royal Bank of Scotland plc	$30,000,000.00
UBS Loan Finance LLC	$30,000,000.00
KBC Bank, N.V.	$25,000,000.00
Scotiabank Inc.	$25,000,000.00
Société Générale	$15,000,000.00
Wells Fargo Bank, N.A.	$15,000,000.00
City National Bank	$15,000,000.00

EXHIBIT A-1
to Amendment No. 1

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

[To Come]

EXHIBIT A-2
to Amendment No. 1

FORM OF OPINION OF COUNSEL TO EDISON MISSION ENERGY

[To Come]